UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

AESP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AESP, INC.

1810 N.E. 144TH STREET
NORTH MIAMI, FLORIDA 33181
(305) 944-7710

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
August 12, 2003

To our Shareholders:

      NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) of AESP, Inc., a Florida corporation (the “Company”), will be held on August 12, 2003 at 11:00 a.m., local time, at the principal executive offices of the Company located at 1810 N.E. 144th Street, North Miami, Florida 33181 for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

(1) To elect five persons to the Board of Directors to serve until the next annual meeting of shareholders or until the election and qualification of their respective successors;

(2) To approve the adoption of the Company’s 2003 Stock Option Plan (the “2003 Stock Option Plan”);

(3) To vote to adjourn the Annual Meeting if there are not sufficient votes for a quorum or for one or more matters, in order to provide additional time to solicit proxies; and

(4) To transact such other business as may properly come before the Annual Meeting.

      Pursuant to the Company’s By-Laws, the Board of Directors has fixed the close of business on June 20, 2003 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

      A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS,

Roman Briskin,
Corporate Secretary

North Miami, Florida
June 26, 2003

AESP, INC.

1810 N.E. 144TH STREET
NORTH MIAMI, FLORIDA 33181
(305) 944-7710

PROXY STATEMENT

       The enclosed proxy is solicited by the Board of Directors of AESP, Inc., a Florida corporation (the “Company”), for use at the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on August 12, 2003 at 11:00 a.m., local time, at the principal executive offices of the Company located at 1810 N.E. 144th Street, North Miami, Florida 33181. The approximate date on which this Proxy Statement and the enclosed proxy will be sent to shareholders will be June 26, 2003. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. If signed but no space is marked, it will be voted by the persons therein named at the Annual Meeting: (i) for the election of five directors to serve until the next annual meeting of shareholders, or until their successors are elected and qualified; (ii) in favor of the adoption of the Company’s 2003 Stock Option Plan; (iii) in favor of the adjournment of the Annual Meeting if there are not sufficient votes for a quorum or for one or more matters, in order to provide additional time to solicit proxies; and (iv) in their discretion, upon such other business as may properly come before the Annual Meeting.

      Whether or not you plan to attend the Annual Meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States. The cost of the Board of Directors’ proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.

      Representatives of the Company’s independent auditors are not expected to attend the Annual Meeting.

      At the close of business on June 20, 2003 (the “Record Date”), the Company had outstanding 6,043,596 shares of $.001 par value common stock (“Common Stock”). Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to a vote of shareholders at the Annual Meeting. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock.

      Two of the Company’s directors who collectively own an aggregate of 1,602,014 shares (26.5%) of the Company’s outstanding Common Stock (assuming no exercise of stock options held by such directors) have advised the Company that they intend to vote in favor of the proposals to be considered at the Annual Meeting.

      Shares represented by proxies which are marked “abstain” or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in the vote totals.

      A list of the shareholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices located at 1810 N.E. 144th Street, North Miami, Florida 33181 for a period of ten days prior to the Annual Meeting for examination by any shareholder.

      A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE CORPORATE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES WHICH ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

BOARD OF DIRECTORS

      Each of the Company’s Directors currently holds office until his or her successor is elected and qualified. At present, the Company’s By-Laws provide for not less than one director nor more than twelve directors. Currently, the Company has five Directors. The Company’s By-Laws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors. The Company’s officers devote their full time to the Company’s business. As of the Record Date, the members of the Board of Directors are as follows:

Name	Age	Current Position	Since

Slav Stein	58	President, Chief Executive Officer and Director	1983
Roman Briskin	53	Executive Vice President, Secretary/ Treasurer and Director	1984
Terrence R. Daidone(1)(2)	43	Director	1997
William B. Coldrick(1)(2)	61	Director	1997
Leonard Sokolow(1)(2)	46	Director	1999

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

DIRECTOR BUSINESS EXPERIENCE

      The principal occupation and business experience for each of the Company’s Directors for at least the past five years is as follows:

      Mr. Stein is one of the Company’s founders and has been employed by the Company in a senior executive capacity and has been one of the Company’s Directors since its formation in 1983. Mr. Stein has served as President, Chief Executive Officer and a Director of the Company since its initial public offering in February 1997. Mr. Stein is also one of the Company’s principal shareholders. See “Employment Agreements,” “Principal Shareholders,” and “Certain Relationships and Related Transactions.”

      Mr. Briskin has been one of the Company’s senior executive officers since 1984. He has served as Executive Vice President, Secretary and Treasurer (since November 2002) and a Director of the Company since its initial public offering in February 1997. Mr. Briskin is also one of the Company’s principal shareholders. See “Employment Agreements,” “Principal Shareholders,” and “Certain Relationships and Related Transactions.”

      Mr. Daidone has served as one of the Company’s Directors since January 1997. Mr. Daidone has been Vice President of Sales and Marketing of Fugate and Associates, Inc./ERS Imaging Supplies, Inc., a private corporation engaged in the collection and distribution of empty printer cartridges, since January

1996. From 1993 to 1996, Mr. Daidone served as director of Mass Merchant Operations with Nashua Corporation, a company engaged in the manufacturing of coated products.

      Mr. Coldrick has served as one of the Company’s Directors since June 1997. Mr. Coldrick is also a director of Focus Enhancements, Inc., a Delaware corporation, where he has served since 1993. Mr. Coldrick is retired. Prior to his retirement, Mr. Coldrick served in various senior capacities with Apple Computer and Unisys Corporation. Mr. Coldrick currently acts as an investor in and a consultant to several companies.

      Mr. Sokolow has been a Director of the Company since November 1999. Since November 1999, Mr. Sokolow has been CEO and President of vFinance.com, Inc., which is traded over-the-counter. Since September 1996, Mr. Sokolow has also been the President of Union Atlantic LC, a merchant, banking and strategic consulting firm specializing domestically and internationally in technology industries. Union Atlantic is a wholly owned subsidiary of vFinance.com, Inc. Since August 1993 Mr. Sokolow has also been President of Genesis Partners, Inc., a private financial business consulting firm. Mr. Sokolow was Chairman and Chief Executive Officer of the Americas Growth Fund, Inc., a closed-end management investment company, from August 1994 to December 1998. Further, Mr. Sokolow presently serves as a director of Ezcony Interamerica, Inc., a distributor of major brand name consumer electronics to Latin America.

MEETINGS OF THE BOARD AND COMMITTEES

      The Board of Directors held a total of four meetings and acted on four occasions by written consent during the year ended December 31, 2002. Additionally, the Audit Committee met on six occasions during 2002, and the Compensation Committee did not meet during 2002. Each member of the Board of Directors attended at least 75 percent of the meetings, except Mr. Briskin, who attended 50 percent of the meetings and Mr. Sokolow, who attended 70% of the meetings.

NOMINEES TO THE BOARD

      At the Annual Meeting, five directors will be elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The Board of Directors has nominated the following persons for election to the Board of Directors: Slav Stein, Roman Briskin, Terrence R. Daidone, William B. Coldrick and Leonard Sokolow. For information regarding the candidates for election, see the biographical information set forth above.

      The Company will consider director candidates for the next annual meeting recommended by shareholders of the Company. Any shareholder wishing to submit a recommendation to the Company with respect to the 2004 Annual Meeting of Shareholders should send a signed letter of recommendation to AESP, Inc., 1810 N.E. 144th Street, North Miami, Florida 33181, Attention: Corporate Secretary. To be considered, recommendation letters must be received prior to March 31, 2004, must state the reasons for the recommendations and contain the full name and address of each proposed nominee, as well as a brief biographical history setting forth past and present directorships, employment and occupations. The recommendation letter must also include a statement indicating that such nominee has consented to being named in the Proxy Statement and to serve if elected.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. The Board of Directors has established several committees to assist it in carrying out its duties. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. Descriptions of the role of each committee are set forth below in “Audit Committee” and “Board Compensation Committee Report on Executive Compensation.”

AUDIT COMMITTEE

      The audit committee of the Board of Directors (the “Audit Committee”) is composed of three non-employee directors, each of whom is an “independent director” under the listing standards of the National Association of Securities Dealers governing the qualifications of the members of audit committees. The members of the Audit Committee are William B. Coldrick, Terrence R. Daidone and Leonard Sokolow.

      The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls. It oversees the Company’s financial reporting process on behalf of the Board of Directors, reviews the Company’s financial disclosures, and meets privately, outside the presence of Company management, with the Company’s independent auditors to discuss the Company’s internal accounting control policies and procedures. The Audit Committee reports on these meetings to the Board of Directors. The Audit Committee also makes the selection of the Company’s independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and reviews the independent auditors’ fees. The Audit Committee operates under a written charter adopted by the Board of Directors.

      The Audit Committee meetings are designed to facilitate and encourage private communication between the members of the Audit Committee, and the Company’s independent public auditors, BDO Seidman, LLP.

      During 2002, the Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 relating to the conduct of the audit, and under auditing standards generally accepted in the United States of America. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures the Audit Committee received from the auditors as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee also considered the compatibility of non-audit services with the auditors’ independence and determined that the services provided are compatible with maintaining BDO Seidman LLP’s independence.

AUDIT AND OTHER FEES

      For the year ended December 31, 2002, the Company incurred professional fees and out-of-pocket expenses to its auditors in the amount of $281,416, of which $234,124 related to auditing services and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, $0 related to information technology consulting services and $47,292 related to all other services.

      Based on its review of the Company’s financial statements and its discussions with management, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2002. The Audit Committee will consider in the future whether to retain BDO Seidman, LLP as the Company’s independent auditors for fiscal 2003.

AUDIT COMMITTEE

William B. Coldrick
Terrence R. Daidone
Leonard Sokolow

COMPENSATION OF DIRECTORS

      Directors who are not employees of the Company are annually granted options to purchase 25,000 shares of Common Stock at an option exercise price equal to the closing price of the Common Stock on the date of grant. These options vest immediately. Directors also receive $3,000 per year for service on the

Board of Directors and on committees of the Board of Directors. Directors who are employees of the Company receive no additional compensation for their service on the Board of Directors. All directors are also reimbursed for expenses incurred in attending Board of Directors meetings.

EXECUTIVE OFFICERS

      The following list reflects the Company’s executive officers, as of the date of this Proxy Statement, the capacity in which they serve and when they took office:

Name	Age	Executive Position	Officer Since

Slav Stein	58	President, Chief Executive Officer	1983
Roman Briskin	53	Executive Vice President, Secretary/Treasurer	1984
Stephen Daily	45	Vice President/Network Group	2000
John F. Wilkens	44	Chief Financial Officer	2003

EXECUTIVE OFFICER BUSINESS EXPERIENCE

      Mr. Stein. See the biographical information contained in “Director Business Experience.”

      Mr. Briskin. See the biographical information contained in “Director Business Experience.”

      Mr. Daily became a Vice President in September 2000. Prior to his appointment, Mr. Daily provided consulting services to the Company. In 1990, Mr. Daily founded Interlink Technologies, a manufacturer of premise cabling and connectivity products, where he remained as President until 1998.

      Mr. Wilkens joined the Company in January 2003. Prior to joining the Company, for more than the last five years, Mr. Wilkens was a Vice President and Treasurer (and during his last three years also served as the principal financial and accounting officer) of Hotelworks.com Inc., a service provider to the hospitality industry. On February 5, 2003, Hotelworks.com Inc. filed an assignment for the benefit of its creditors in the Circuit Court for Miami-Dade County, Florida.

FAMILY RELATIONSHIPS

      There are no family relationships between or among any of the Company’s directors and executive officers.

EXECUTIVE COMPENSATION

      The following table shows remuneration paid or accrued by the Company during the year ended December 31, 2002 and for each of the two preceding years, to the Company’s Chief Executive Officer and to each of the Company’s other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000:

Summary Compensation Table

	Annual Compensation				Long Term Compensation

					Awards		Payouts

						Securities
	Fiscal			Other Annual	Restricted	Underlying	LTIP	All Other
	Year	Salary	Bonus	Compensation	Stock	Options/	Payouts	Compensation
Name and Principal Position	Ended	($)	($)(1)	($)	Awards ($)	SARs ($)	($)	($)(2)

Slav Stein	2002	242,699	—	—	—	200,000	—	13,082
President and Chief	2001	217,311	—	—	—	75,000	—	11,932
Executive Officer	2000	199,650	24,945	—	—	175,000	—	11,579
Roman Briskin	2002	242,699	—	—	—	200,000	—	12,174
Executive Vice President	2001	217,311	—	—	—	75,000	—	11,459
Secretary/Treasurer	2000	199,650	24,945	—	—	175,000	—	11,106
Stephen Daily	2002	130,500	—	—	—	—	—	2,600
Vice President,	2001	130,000	—	—	—	50,000	—	2,600
Signamax Division	2000	130,000	—	—	—	20,000	—	—
Roy Rafalco(3)	2002	130,827	20,000	—	—	—	—	120
Chief Financial	2001	116,515	22,600	—	—	60,000	—	210
Officer	2000	110,000	—	—	—	20,000	—	—

(1)	Bonus paid to Messrs. Stein and Briskin is based on a percentage of pre-tax income pursuant to current employment agreements. In 2000, Mssrs. Stein and Briskin voluntarily elected to reduce their bonus percentage for 2000. See “Employment Agreements.”

(2)	Messrs. Stein and Briskin each receive an automobile allowance of $6,000 per year pursuant to the terms of their employment agreements with the Company. See “Employment Agreements.” In addition, Messrs. Stein and Briskin received partially matched contributions as part of the Company’s 401(k) Plan. Table includes value of $500,000 term life insurance policy which the Company purchases for the benefit of each of Messrs. Stein and Briskin.

(3)	Mr. Rafalco voluntarily terminated his employment with the Company in November 2002.

Option/SAR Grants in Last Fiscal Year

      The following table sets forth information concerning options granted during the fiscal year ended December 31, 2002 to the persons named in the preceding summary compensation table under the caption “Executive Compensation”:

	Individual Grants				Potential Realizable
Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options/SARs	Exercise		Price Appreciation for
	Underlying	Granted to	of Base		Option Term(1)
	Options/SARs	Employees in	Price	Expiration
Name	Granted(#)	Fiscal Year	($/SH)	Date	5%($)	10%($)

Slav Stein	200,000	42.1%	$0.93	03/25/12	$117,000	$296,400
Roman Briskin	200,000	42.1%	$0.93	03/25/12	$117,000	$296,400
Stephen Daily	—	—	—	—	—	—
Roy Rafalco	—	—	—	—	—	—

(1)	These amounts represent assumed rates of appreciation in the price of common stock during the term of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of common stock and overall stock market conditions. There is no representation that the rates of appreciation reflected in the table will be achieved.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year end Option/SAR Values

      The following table sets forth information concerning the value of unexercised stock options at the end of the 2002 fiscal year for the persons named in the preceding summary compensation table under the caption “Executive Compensation”:

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-The-Money
			Options/SARs at	Options/SARs at
	Shares		Fiscal Year-End(#)	Fiscal Year-End($)(1)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Slav Stein	—	—	650,000/180,250	14,000/—
Roman Briskin	—	—	650,000/180,250	14,000/—
Stephen Daily	—	—	58,334/16,666	—/—
Roy Rafalco	—	—	60,000/20,000	—/—

(1)	Computed based upon the difference between the closing price of the Company’s common stock at December 31, 2002 ($1.00) and the exercise price of the outstanding options. No value has been assigned to options which are not in-the-money. As of June 17, 2003, the closing price of the Company’s common stock was $0.64, and all of the Company’s outstanding options were out-of-the-money.

EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes information, as of March 24, 2003, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

			Number of securities
			remaining available for
			future issuance under
	Number of securities to be	Weighted-average	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options, warrants	outstanding options,	securities reflected in
	and rights	warrants and rights	column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	1996 Plan - 300,368 shares	$1.66	—
	2003 Plan - 382,000 shares	$0.81	618,000
Equity compensation plans not approved by security holders(2)	2,330,300	$1.61	—
Total	3,012,668	$1.51	618,000

(1)	These plans are the Company’s 1996 and 2003 Stock Option Plans. The 1996 Stock Option Plan was approved by the shareholders in 1996. The 2003 Stock Option Plan, which was adopted by the Board of Directors in March 2003, is being submitted for ratification by the shareholders at the Annual Meeting.

(2)	The Company has in the past issued stock options outside of a plan to its directors and principal shareholders. With the adoption of the 2003 Stock Option Plan, further options are not expected to be granted outside of a plan.

Total Options and Warrants Outstanding

      As of the Record Date, the following options were outstanding: (i) options to purchase an aggregate 297,000 shares of common stock held by consultants and advisors; (ii) options to purchase an aggregate of 1,810,050 shares of common stock held by the Company’s principal shareholders; (iii) options to purchase 448,250 shares of common stock held by non-employee directors; and (iv) options to purchase an aggregate of 457,368 shares of common stock held by current and former employees.

EMPLOYMENT AGREEMENTS

      On February 19, 1997, Messrs. Stein and Briskin each entered into an employment agreement with the Company. The term of such employment agreements (subject to earlier termination for cause) was initially for a period of five years and currently continues for successive one-year terms unless canceled by either party. During the term of such employment agreements, Messrs. Stein and Briskin each receive a base salary (currently $266,000 in 2003), which increases annually by ten percent of the prior year’s salary plus the increase in the consumer price index, which annual increase may not, in any event, exceed twenty percent of the prior year’s salary. Notwithstanding such yearly increase, Messrs. Stein and Briskin voluntarily agreed to forego such increase for the 2003 fiscal year, and instead have agreed to a 2003 base salary consistent with their prior years salary. In addition, Messrs. Stein and Briskin are each entitled to receive an annual bonus equal to five percent of the Company’s pre-tax net income in each fiscal year. The Company further provides each of Messrs. Stein and Briskin with an automobile allowance of $500 per month and a term life insurance policy in the amount of $500,000.

      In the event that during the term of such employment agreements there is a change of control of the Company, which has not been approved by the Board of Directors, Messrs. Stein and Briskin will have the option to terminate their employment with the Company within three months of the change of control and receive a lump sum payment of $750,000 each. In such event, all previously granted stock options would become automatically vested. If the Board of Directors approves a change of control, Messrs. Stein and Briskin may terminate their employment, but would only be entitled to receive a payment equal to the prior year’s annual salary and to become automatically vested in a portion of their stock options equal to their percentage completion of the term of their employment agreement. For purposes of the employment agreements, a “change in control” is defined as an event that: (i) would be required to be reported in response to Item 6(e) of Schedule 14(a) of Regulation 14A under the Securities Exchange Act of 1934, as amended; or (ii) causes a person other than Messrs. Stein and Briskin to beneficially own more than 30 percent of the Company’s outstanding securities. As part of such employment agreements, each of Messrs. Stein and Briskin have agreed not to compete against the Company for a 12-month period following the termination of their employment for any reason other than a change in control without the approval of the Board of Directors.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Pursuant to the Company’s Articles of Incorporation and By-Laws, officers and directors shall be indemnified by the Company to the fullest extent allowed under Florida law for claims brought against them in their capacities as officers and directors. Indemnification is allowed if the officer or director acts in good faith and, in the case of conduct in his official capacity, in a manner reasonably believed to be in the best interests of the Company, or in all other cases, with a reasonable belief that his conduct was at least not opposed to the Company’s best interests. In the case of criminal proceedings, an officer or director should have no reasonable cause to believe his conduct was unlawful. Accordingly, it is possible that indemnification may occur for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”). The underwriting agreement from the Company’s initial public offering also contains provisions under which the Company and its underwriters have agreed to indemnify each other (including officers and directors) against certain liabilities under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for the Company’s directors, officers and controlling persons, pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

STOCK OPTION PLAN

      The Board of Directors adopted a new stock option plan in March 2003 (the “2003 Stock Option Plan”). Since the approval of the 2003 Stock Option Plan, no new options have been or will be granted under the 1996 Stock Option Plan. However, the terms of any option issued under the 1996 Stock Option Plan will continue to be governed by such plan and by the option agreements currently in effect for such options. As of the Record Date, options to purchase 300,368 shares of the Company’s common stock were outstanding under the 1996 Stock Option Plan.

      The 2003 Stock Option Plan authorizes, among other things, the granting of incentive or nonqualified stock options to purchase the Company’s common stock to persons selected by the Board of Directors (or by the Compensation Committee of the Board of Directors) from a class of officers, directors, key employees and independent contractors or consultants that perform services for the Company. The Compensation Committee is authorized to interpret the provisions of the 2003 Stock Option Plan and makes all other determinations that it deems necessary or advisable for the administration of the 2003 Stock Option Plan.

      Pursuant to the 2003 Stock Option Plan, an aggregate amount of 1,000,000 shares of common stock are reserved for issuance upon exercise of options granted thereunder. The option price per share of common stock may be any price determined by the 2003 Stock Option Plan administrators, except that incentive stock option grants may not be less than fair market value per share of common stock on the date of grant (or not less than 110% of the fair market value for stockholders who own more than 10% of the Company’s stock). As of the Record Date, options to purchase 382,000 shares of common stock at an exercise price of $0.81 per share were outstanding under the 2003 Stock Option Plan.

      Pursuant to the 2003 Stock Option Plan the Company may grant incentive stock options as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended, (the “Code”), and non-qualified stock options, not intended to qualify under Section 422(b) of the Code. The price at which common stock may be purchased upon the exercise of options granted under the 2003 Stock Option Plan will be required to be at least equal to the per share fair market value of the common stock on the date the particular options are granted. Options granted under the 2003 Stock Option Plan may have maximum terms of not more than 10 years and are not transferable, except by will or the laws of descent and distribution. None of the incentive stock options under the 2003 Stock Option Plan may be granted to an individual owning more than 10% of the total combined voting power of all classes of stock issued by the Company, unless the purchase price of the common stock under such option is at least 110% of the fair market value of the shares issuable on exercise of the option determined as of the date the option is granted, and such option is not exercisable more than five years after the grant date.

      Generally, options granted under the 2003 Stock Option Plan may remain outstanding and may be exercised at any time up to three months after the person to whom such options were granted is no longer employed or retained by the Company or serving on the Company’s Board of Directors.

      Pursuant to the 2003 Stock Option Plan, unless otherwise determined by the Compensation Committee, one-third of the options granted to an individual are exercisable on the date of grant, one-third are exercisable on the first anniversary of such grant and the final one-third are exercisable on the second anniversary of such grant. However, the Compensation Committee of the Board of Directors has the discretion to make appropriate adjustments, including accelerating the vesting, to the outstanding options granted under the 2003 Stock Option Plan if the Company undergoes a “change of control.” A “change in control” of the Company is generally is deemed to occur when: (a) any person (other than the Company’s majority-owned subsidiary, its compensation plan or Roman Briskin and/or Slav Stein, or their affiliates) becomes the beneficial owner of or acquires voting control with respect to more than 20% of the common stock; (b) a change occurs in the composition of a majority of the Company’s Board of Directors during a two-year period, provided that a change with respect to a member of the Company’s Board of Directors shall be deemed not to have occurred if the appointment of a member of the Company’s Board of Directors is approved by a vote of at least 75% of the individuals who constitute the then existing Board of Directors; or (c) the Company’s stockholders approve the sale of all or substantially all of its assets.

      Incentive stock options granted under the 2003 Stock Option Plan are subject to the restriction that the aggregate fair market value (determined as of the date of grant) of options, which first become exercisable in any calendar year cannot exceed $100,000 per option holder.

      The 2003 Stock Option Plan provides for appropriate adjustment to the number and type of shares covered by such options granted thereunder in the event of any reorganization, merger, recapitalization or certain other transactions involving the Company.

NEW PLAN BENEFITS

      The following table presents certain information with respect to options granted under the 2003 Stock Option Plan (which such plan is subject to shareholder approval at the Annual Meeting), to the Named Executive Officers included in the Summary Compensation Table, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

Number of Shares
Underlying
Name and Position	Option Grant

Slav Stein, President and Chief Executive Officer	75,000
Roman Briskin, Executive Vice President Secretary/Treasurer	75,000
Stephen Daily, Vice President, Signamax Division	25,000
John F. Wilkens, Chief Financial Officer	25,000
All Current Executive Officers as a Group	200,000
All Current Directors Who Are Not Executive Officers as a Group	75,000
Employees, Including all Current Officers Who Are Not Executive Officers, as a Group	107,000

PERFORMANCE GRAPH

      The following graph compares the total return on the Company’s Common Stock with the cumulative total return on the Standard & Poor’s (“S&P”) 500 Index and the Russell 2000 Index, for the period between December 31, 1997 and December 31, 2002.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG AESP, INC. AND
THE S & P 500 INDEX AND THE RUSSELL 2000 INDEX

CUMULATIVE TOTAL RETURN

	12/97	12/98	12/99	12/00	12/01	12/02

AESP, Inc.	100.00	42.00	52.99	50.02	57.60	32.00
S & P 500	100.00	128.58	155.64	141.46	124.65	97.10
Russell 2000	100.00	97.45	118.17	114.60	117.45	93.39

* $100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

      These indices relate only to stock prices during the period covered by the graph; they do not purport to afford direct comparison of the business or financial performance of the companies comprising such indices with the Company nor with each other.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors concerning executive compensation, including base salaries, bonuses and the bases for their award, stock option plans and other benefits. Each of the members of the Compensation Committee is an independent outside director of the Company. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers for the fiscal year ended December 31, 2002.

      The Company’s Chief Executive Officer and the Company’s Executive Vice President are compensated pursuant to an employment agreement under which they receive a base salary and bonus compensation based on the profitability of the Company. See “Employment Agreements.” It is the Compensation Committee’s view that the Chief Executive Officer and the senior executives’ interests should complement those of the shareholders. Accordingly, a substantial portion of the Chief Executive Officer and the senior executives’ compensation above a base salary is intended to be provided through bonuses tied to company profitability and through discretionary equity grants in the form of stock options, thus creating incentives for the Chief Executive Officer and other executives to achieve long-term Company objectives and increase shareholder value. The Compensation Committee believes such objectives are met through the employment agreements.

COMPENSATION COMMITTEE

William B. Coldrick
Terrence R. Daidone
Leonard Sokolow

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the last fiscal year, no members of the Company’s Compensation Committee are or were current or former employees of the Company. During the last fiscal year there were no material transaction between the Company and any of the members of the Compensation Committee.

COMPLIANCE WITH SECTION 16(A)

      Based solely upon the Company’s review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the Company’s fiscal year ended December 31, 2002, and any Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, and any written representations referred to in subparagraph (b)(2)(i) of Item 405 of Regulation S-K: (i) all of the Company’s officers and directors timely filed their Section 16(a) reports and (ii) no other person who at any time during the fiscal year ended December 31, 2002 was, to the Company’s knowledge, a beneficial owner of more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Exchange Act, failed to file on a timely basis, as disclosed in Forms 3, 4 and 5, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2002.

PRINCIPAL SHAREHOLDERS

      As of the Record Date, the Company had outstanding 6,043,596 shares of common stock. The following table sets forth, as of the Record Date, certain information regarding the Company’s common stock owned of record or beneficially by: (i) each person who owns beneficially more than 5% of the

Company’s outstanding common stock; (ii) each of the Company’s directors and executive officers; and (iii) all directors and executive officers as a group.

	Beneficial Ownership
	of Common Stock(1)

Name and Address of Beneficial Owner(1)	Shares	Percent

Slav Stein(2)	1,526,007	22.5%
Roman Briskin(2)	1,526,007	22.5
Terrence R. Daidone(3)	180,000	2.9
William B. Coldrick(3)	162,000	2.6
Leonard Sokolow(3)	106,250	1.7
Steve Daily(3)(4)	70,000	1.2
John F. Wilkens(3)(5)	8,333	0.1
All directors and executive officers as a group (7 persons)(6)	3,578,597	44.6

(1)	Unless otherwise indicated, each person named in the table has the sole voting and investment power with respect to the shares beneficially owned. The address for each beneficial owner is c/o AESP, Inc., 1810 N.E. 144th Street, North Miami, Florida 33181.

(2)	Includes options to purchase 725,000 shares of Common Stock issuable upon the exercise of vested stock options. Excludes unvested options to purchase 180,250 shares of Common Stock.

(3)	Shares of Common Stock issuable upon the exercise of vested stock options.

(4)	Excludes unvested stock options to purchase 25,000 shares of Common Stock.

(5)	Excludes unvested stock options to purchase 16,667 shares of Common Stock.

(6)	Includes vested stock options to purchase an aggregate of 1,976,583 shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company is a party to a lease with RSB Holdings, Inc., a Florida corporation (“RSB Holdings”), pursuant to which the Company leases its corporate headquarters and warehouse in North Miami, Florida. The Company makes annual payments under such lease in the amount of approximately $93,600. Messrs. Stein and Briskin each own 50 percent of the issued and outstanding common stock of RSB Holdings, and are its sole officers and directors. The Company has guaranteed RSB Holdings’ debt to the financial institution which holds the mortgage on the property. The balance outstanding on the mortgage was approximately $181,000 at December 31, 2002.

      In January 2002, the Company converted $152,000 due to Messrs. Stein and Briskin into 190,000 shares of Common Stock (at a conversion price of $.80 per share, which was the fair market value on the date of conversion). Such debt related, among other matters, to amounts due Messrs. Stein and Briskin through the end of 2001 under their employments agreements.

      The Company believes that all the foregoing related-party transactions were on terms, as a whole, no less favorable to the Company than could reasonably be obtained from unaffiliated third parties. All transactions with affiliates have been approved by a majority of disinterested directors of the Company and on terms no less favorable to the Company than those that are generally available from unaffiliated third parties.

PROPOSAL 1.	ELECTION OF DIRECTORS

      At the Annual Meeting, five directors will be elected to serve on the Company’s Board of Directors. The five directors will be elected to serve until the next annual meeting of Shareholders or until their successors are elected and qualified.

      It is intended that proxies will be voted for the following nominees: Slav Stein, Roman Briskin, Terrence R. Daidone, William B. Coldrick and Leonard Sokolow. Brief biographies of each of the nominees for director are set forth under “Board of Directors.”

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2.	ADOPTION OF THE COMPANY’S 2003 STOCK OPTION PLAN

      The Company’s Board of Directors has approved the adoption of the 2003 Stock Option Plan, subject to ratification by shareholders. The 2003 Stock Option Plan is intended to replace the Company’s 1996 Stock Option Plan. The purpose of the 2003 Stock Option Plan is to retain in the employ of and as directors, consultants and advisors to the Company persons of training, experience and ability, to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company. A copy of the 2003 Stock Option Plan is Exhibit A to this Proxy Statement. A summary of the terms of the plan are described above in “Stock Option Plan.”

      THE BOARD OF DIRECTORS BELIEVES THAT THE 2003 STOCK OPTION PLAN, AND ACCORDINGLY, THE PROPOSAL TO ADOPT THE 2003 STOCK OPTION PLAN, ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE PROPOSED ADOPTION OF THE 2003 STOCK OPTION PLAN.

PROPOSAL 3.	TO VOTE TO ADJOURN THE MEETING IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE ONE OR MORE MATTERS, IN ORDER TO PROVIDE ADDITIONAL TIME TO SOLICIT PROXIES

      Shareholders are being asked to provide proxies to give the authority, in the discretion of the proxy holders, to vote to adjourn the meeting if there are not sufficient votes at the date of the meeting to approve one or more of the matters to be voted upon at the Annual Meeting. Approval of this proposal will allow us, to the extent that shares voted by proxy are required to approve a proposal to adjourn the meeting, to continue to solicit proxies to determine whether sufficient shares will be voted in favor or against one or more of the proposals. If the Annual Meeting cannot be adjourned because shares voted by proxy may not be voted in favor of a motion to adjourn the Annual Meeting, it may mean that one or more of the proposals described in this Proxy Statement will fail, not because such proposals did not receive the votes of a majority of the shares represented, but rather because such proposals did not obtain the requisite percentage vote in time to be approved by the time of the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ADJOURNING THE MEETING TO SOLICIT ADDITIONAL PROXIES, IF REQUIRED.

OTHER MATTERS

      The Board of Directors is not aware of any other business that may come before the Annual Meeting. However, if additional matters properly come before the Annual Meeting, proxies will be voted at the discretion of the proxy-holders.

VOTES REQUIRED

      The affirmative vote of shareholders holding a majority of the Company’s issued and outstanding Common Stock in attendance at the Annual Meeting, either in person or by proxy, is required to approve each of the foregoing proposals. Assuming no exercise of outstanding warrants and options, Messrs. Stein and Briskin own collectively 1,602,014 shares of the Company’s Common Stock, representing approximately 26.5% of the Company’s outstanding common stock. Messrs. Stein and Briskin have advised the Company that they each intend to vote in favor of Proposal 1 and Proposal 2.

SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders of the Company must be received by the Company not later than March 31, 2004 at its principal executive offices, 1810 N.E. 144th Street, North Miami, Florida 33181, Attention: Corporate Secretary, for inclusion in the proxy statement and proxy relating to the 2004 Annual Meeting of Shareholders.

ADDITIONAL INFORMATION

      The Company will furnish without charge to any shareholder submitting a written request the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Such written request should be directed to the Company, Attention: Corporate Secretary, at the address set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

ROMAN BRISKIN, Corporate Secretary

June 26, 2003

North Miami, Florida

EXHIBIT A

AESP, INC.

2003 STOCK OPTION PLAN

1.     Establishment, Effective Date and Term

      AESP, Inc., a Florida corporation (“AESP”), hereby establishes the “AESP, Inc. 2003 Stock Option Plan” (the “Plan”). The effective date of the Plan shall be March 21, 2003 (the “Effective Date”), which is the date that the Plan was approved and adopted by the Board of Directors of AESP (the “Board”), provided that AESP obtains approval by its shareholders within 12 months of such date. Unless earlier terminated pursuant to Section 17 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

2.     Purpose

      The purpose of the Plan is to advance the interests of AESP by providing Eligible Individuals (as defined in Section 3 below) with an opportunity to acquire or increase a proprietary interest in AESP which thereby will create a stronger incentive to expend maximum effort for the growth and success of AESP, any parent of AESP (a “Parent”) and any subsidiary of AESP (a “Subsidiary”) (AESP, Parent and Subsidiary are collectively referred to as the “Company”) and will encourage such individuals to remain in the employ of the Company.

3.     Eligibility

      Options (as defined in Section 6 below) may be granted under the Plan to (i) any employee, officer, or director (employee and non-employee directors) of the Company, and (ii) any independent contractor or consultant performing services for the Company, as determined by the Committee from time to time on the basis of their importance to the business of AESP (collectively, “Eligible Individuals”), provided that Incentive Stock Options (as defined in Section 6 below) may only be granted to employees of AESP and certain “subsidiary corporations” or “parent corporations” as described in Section 6 below. An individual may hold more than one Option, subject to such restrictions as are provided herein.

4.     Administration

      (a) Committee. The Board shall appoint a committee consisting of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” and an “outside director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director” for purposes of Section 162(m) of the Code (the “Committee”). The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Option granted or any Option Agreement (as defined in Section 9 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Option granted or any Option Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. Whether an entity is a Parent or Subsidiary of AESP shall be determined by the Committee in its sole and absolute discretion. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with AESP’s Articles of Incorporation and By-Laws and applicable law. The interpretation and construction by the Committee of any provision of the Plan, any Option granted or any Option Agreement

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entered into hereunder shall be final and conclusive. The Board may remove members, add members, and fill vacancies on the Committees from time to time, all in accordance with AESP’s Articles of Incorporation and By-Laws, and with applicable law. The majority vote of the members of a Committee, or acts reduced to or approved in writing by a majority of the members of a Committee, shall be the valid acts of the Committee.

      (b) No Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Option granted or any Option Agreement entered into hereunder.

5.     Common Stock

      The capital stock of AESP that may be issued pursuant to Options granted under the Plan shall be shares of common stock, with $0.001 par value per share, of AESP (the “Common Stock”), which shares may be treasury shares or authorized but unissued shares. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be One Million (1,000,000), subject to adjustment as provided in Section 15 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

6.     Type of Options

      Each stock option granted under the Plan (an “Option”) may be designated by the Committee, in its sole discretion, either as (i) an “incentive stock option” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), or (ii) as a non-qualified stock option which is not intended to meet the requirements of Section 422 of the Code; provided, however, that Incentive Stock Options may only be granted to employees of AESP, any “subsidiary corporation” as defined in Section 424 of the Code or any “parent corporation” as defined in Section 424 of the Code. In the absence of any designation, Options granted under the Plan will be deemed to be non-qualified stock options. The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as incentive stock options under Section 422 of the Code. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified stock options automatically on the date of such failure to continue to meet such requirements without further action by the Committee.

7.     Grant of Options

      Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine (“Optionees”), Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted. Any Option granted to a “covered employee” as defined in Section 162(m)(3) of the Code (“Covered Employee”) shall be made by the Outside Director Committee. The maximum number of shares of Common Stock subject to Options that may be granted during any calendar year under the Plan to any Covered Employee shall be One Hundred Thousand (100,000).

8.     Limitation on Incentive Stock Options

      (a) Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the Option is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of AESP, unless (i) the purchase price for each share of Common Stock subject to such Incentive Stock Option is at least 110 percent (110%) of the fair market value of a share of Common Stock on the date of grant (as

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determined in good faith by the Committee) and (ii) such Incentive Stock Option is not exercisable after the date which is five (5) years from the date of grant.

      (b) Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of AESP) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year which are exercisable in the same calendar year, shall be treated as a non-qualified stock option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of AESP which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

9.     Option Agreements

      All Options granted pursuant to the Plan shall be evidenced by written agreements (“Option Agreements”), to be executed by AESP and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

10.     Option Price

      The purchase price of each share of Common Stock subject to an Option (the “Option Price”) shall be fixed by the Committee and stated in each Option Agreement, subject to the provisions of Section 8(a) above; provided, however, that in the case of an Incentive Stock Option granted hereunder, the Option Price shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Option is granted. Such fair market value shall be determined by the Committee and if the shares of Common Stock are listed as of such date on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by Nasdaq, the New York Stock Exchange, the National Association of Securities Dealers OTC Bulletin Committee or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available.

11.     Term and Vesting of Options

      (a) Option Period. Subject to the provisions of Section 8(a) and Section 14 hereof, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed ten (10) years.

      (b) Vesting. Unless otherwise provided in an Option Agreement and subject to the provisions of Section 14 hereof, each Option shall become vested and exercisable with respect to one third of the total number of shares of Common Stock subject to the Option on the date the Option is granted, and an additional one-third on the first and second anniversary of the date of grant. Notwithstanding the

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foregoing, the Committee may in its discretion provide that any vesting or performance requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

12.     Manner of Exercise and Payment

      (a) Exercise. An Option that is exercisable hereunder may be exercised by delivery to AESP on any business day, at its principal office, addressed to the attention of the Secretary, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of ten (10) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

      (b) Payment. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and expressly agreed to by the Committee in its sole and absolute discretion, through the tender to AESP of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 10 above) on the date of exercise; (iii) to the extent permitted by applicable law and expressly agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to AESP that the Option be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to AESP by a broker upon receipt of stock certificates from AESP) or a “cashless” exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to AESP whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to AESP cash (or cash equivalents acceptable to AESP) equal to the Option Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that AESP may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and expressly agreed to by the Committee in its sole and absolute discretion, by the delivery of a promissory note of the Optionee to AESP on such terms as the Committee shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the “cashless” exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

      (c) Issuance of Certificates. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 15 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

      (d) Use of Proceeds. The proceeds received by AESP from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of AESP.

13.     Transferability of Options

      (a) Incentive Stock Option. No Incentive Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

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      (b) Nonqualified Stock Option. Unless otherwise permitted by the Committee, no Nonqualified Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

14.     Termination of Employment, Death or Disability

      (a) General. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of an Optionee with the Company, other than by reason of Cause (as defined in Section 14(b) below), or death of such Optionee, the Optionee shall have the right, at anytime within a period not to exceed three (3) months after the date of such termination and prior to the termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee at the date of the termination. Upon such termination any unvested Option shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option, except as otherwise provided by the Committee. Notwithstanding the provisions of this Section 14, the Committee may provide, in its discretion, that following the termination of employment or service of an Optionee with Company, for any reason, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 11(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above. Unless otherwise determined by the Committee, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

      (b) Cause. Upon a termination of the employment or other service of an Optionee with the Company for Cause (as defined below) any Option granted to such Optionee shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such Option. For purposes of this Plan, “Cause” means (i) failure or refusal of the Optionee to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Optionee in the performance of his duties, (iii) commission by the Optionee of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Optionee’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company. Notwithstanding the above, if an Optionee and the Company have entered into an employment agreement or other agreement with the Company which defines the term “Cause” for purposes of such agreement, “Cause” for purposes of this Plan shall be defined pursuant to the definition in such agreement rather than the definition set forth above. The Committee shall determine whether Cause exists for purposes of this Plan and such determination shall be final, conclusive and binding on the Optionees.

      (c) Death. If an Optionee terminates employment or service with the Company by reason of death, or if an Optionee dies within three (3) months after the termination of such Optionee’s employment with the Company, the Optionee’s estate or the devisee named in the Optionee’s valid last will and testament or the Optionee’s heir at law who inherits the Option (whichever is applicable) has the right, at any time within a period not to exceed six (6) months after the date of such Optionee’s death and prior to termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee at the date of such Optionee’s death. Upon such termination the Optionee’s unvested Options shall expire and the Optionee, the Optionee’s estate, devisee or heir at law shall have no further right to purchase shares of Common Stock pursuant to such unvested Option except as otherwise provided by the Committee.

15.	Recapitalization, Reorganizations, Change in Control and Other Corporate Events

      (a) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of AESP by reason of any recapitalization, reclassification, reorganization (other than as described in Section 15(b) below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution

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payable in capital stock of AESP or other increase or decrease in such shares effected without receipt of consideration by AESP occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise of outstanding Options granted under the Plan, and (iii) in the Option Price per share of outstanding Options granted under the Plan.

      (b) Reorganization or Change in Control. Unless otherwise provided in an Option Agreement, in the event of a Reorganization (as defined below) of AESP or a Change in Control (as defined below) of AESP, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) that Options shall terminate, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization or Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Committee does not terminate an Option upon a Reorganization of AESP then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization. For purposes of this Plan a “Reorganization” of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if AESP, any Parent or any Subsidiary is the surviving entity. For purposes of the Plan, a “Change in Control” shall be deemed to occur if: (i) any “person” (other than Slav Stein or Roman Briskin) within the meaning of Section 14(d) of the Exchange Act, other than any Parent or Subsidiary becomes the “beneficial owner” as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 20% of an entity’s common stock; (ii) any “person” (other than Slav Stein and Roman Briskin) acquires by proxy or otherwise the right to vote more than 20% of AESP’s Common Stock for the election of directors, other than solicitation of proxies by the Incumbent Committee (as hereinafter defined), for any merger or consolidation of AESP or for any other matter or question; (iii) during any two-year period, individuals who constitute the Committee (the “Incumbent Committee”) as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by AESP’s stockholders was approved by a vote of at least three-quarters of the Incumbent Committee (either by specific vote or by approval of the proxy statement of AESP in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this (iii), considered as though such person were a member of the Incumbent Committee; or (iv) AESP’s stockholders have approved a sale of all or substantially all of the assets of AESP. Notwithstanding the foregoing, a Change in Control shall not occur if the event causing the Change in Control is a repurchase by the entity of its own shares (although subsequent acquisitions of shares of the entity’s common stock by any “person” owning more than the percentage interest set forth above shall constitute a Change in Control).

      (c) Change in Status of Parent or Subsidiary. Unless otherwise provided in an Option Agreement, in the event of a Change in Control or Reorganization of a Parent or Subsidiary, or in the event that a Parent or Subsidiary ceases to be a Parent or Subsidiary, the Committee may, in its sole and absolute discretion, (i) provide on a case by case basis that some or all outstanding Options held by an Optionee employed by or performing service for such Parent or Subsidiary may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) treat the employment or other services of an Optionee employed by such Parent or Subsidiary as terminated if such Optionee or Recipient is not employed by AESP or any Parent or Subsidiary immediately after such event.

      (d) Dissolution or Liquidation. Upon the dissolution or liquidation of AESP, the Plan shall terminate, and all Options outstanding hereunder shall terminate. In the event of any termination of the

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Plan under this Section 15(d), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above.

      (e) Adjustments. Adjustments under this Section 15 related to stock or securities of AESP shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

      (f) No Limitations. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of AESP to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

16.	Requirements of Law

      (a) Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option to comply with any law or regulation of any governmental authority.

      (b) Registration. At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or Optionee’s heirs, legatees or legal representative, as the case may be), as a condition to the grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or Optionee’s heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Company in its sole discretion. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, or to cause the exercise of an Option or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

      (c) Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such

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person, or (iv) requiring the Optionee to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

      (d) Sarbanes-Oxley Act. Notwithstanding anything to the contrary, the Company shall not take any action or permit any action by the Optionee, including but not limited to selling or issuing any shares of Common Stock under any Option if, in the sole opinion of the Committee, such action would constitute a violation of any provisions of the Sarbanes-Oxley Act. Any determination in this connection by the Committee shall be final, binding, and conclusive.

      (e) Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

17.     Amendment and Termination of the Plan

      The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Options have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of AESP at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and By-Laws of AESP shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Options under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Options that are granted under the Plan (except as permitted under Section 15 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 15 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

18.     Disclaimer of Rights

      No provision in the Plan, any Option granted or any Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Option holder, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Option shall not be deemed for any purpose to be a stockholder of AESP with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 15 hereof.

19.     Nonexclusivity of the Plan

      The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

20.     Severability

      If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be

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severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

21.     Notices

      Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to AESP, to its principal place of business, attention: Secretary, and if to the holder of an Option, to the address as appearing on the records of the Company.

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AESP, INC.
1810 N.E. 144th Street
North Miami, Florida 33181
This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Slav Stein and Roman Briskin, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of Common Stock, $0.001 par value, of AESP, Inc., a Florida corporation (the “Company”), which the undersigned would be entitled to vote at the 2003 Annual Meeting of Shareholders to be held at the executive offices of the Company located at 1810 N.E. 144th Street, North Miami, Florida 33181 at 11:00 a.m., local time, on August 12, 2003, or any adjournment thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this Proxy and, in their discretion, upon any other business as may come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

1.	Proposal 1 — Election of directors. Election of the following persons as directors of the Company:

Slav Stein	Roman Briskin	Terrence R. Daidone	William B. Coldrick	Leonard Sokolow

☐ FOR all nominees except as indicated               ☐ WITHHOLD authority to vote for all nominees

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST ABOVE.)

2.   Proposal 2 — Adoption of the Company’s 2003 Stock Option Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal 3 — To vote to adjourn the Annual Meeting if there are not sufficient votes to approve one or more matters, in order to provide additional time to solicit proxies:

☐ FOR	☐ AGAINST	☐ ABSTAIN

   This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals as set forth herein.

(Continued and to be signed on other side)

The undersigned acknowledges receipt of Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement.

Date:	, 2003.

Signature

Name(s) (typed or printed)

Address(es)
Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED.